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                                                                    Exhibit 10.9
                           SEAGATE TECHNOLOGY HOLDINGS
                             2001 SHARE OPTION PLAN
           (as amended and restated effective as of January 31, 2002)

1.   Purpose of the Plan

          The purpose of the Plan is to aid the Company and its Affiliates in recruiting and retaining key employees, directors or consultants of outstanding ability and to motivate such employees, directors or consultants to exert their best efforts on behalf of the Company and its Affiliates by providing incentives through the granting of Awards. The Company expects that it will benefit from the added interest which such key employees, directors or consultants will have in the welfare of the Company as a result of their proprietary interest in the Company's success.

2.   Definitions

     The following capitalized terms used in the Plan have the respective meanings set forth in this Section:

          (a)  10% Shareholder: the owner of stock (as determined under Code
               ---------------
               Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (or any parent of Subsidiary).

          (b)  Act: The Securities Exchange Act of 1934, as amended, or any
               ---
               successor thereto.

          (c)  Affiliate: With respect to the Company, any entity directly or
               ---------
               indirectly controlling, controlled by, or under common control with, the Company or any other entity designated by the Board in which the Company or an Affiliate has an interest.

          (d)  Award Agreement: A written agreement signed by an authorized
               ---------------
               officer of the Company evidencing the grant of an Option.

          (e)  Beneficial Owner: A "beneficial owner", as such term is defined
               ----------------
               in Rule 13d-3 under the Act (or any successor rule thereto).

          (f)  Board: The Board of Directors of the Company.
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          (g)  Change in Control: (i) the sale or disposition, in one or a
               -----------------
               series of related transactions, of all, or substantially all, of the assets of the Company to any Person or "group" (as such terms are defined in Sections 13(d)(3) or 14(d)(2) of the Act) other than the Investors or their Affiliates or (ii) any person or group, other than the Investors or their Affiliates, is or becomes the Beneficial Owner, directly or indirectly, of more than 50% of the total voting power of the voting securities of the Company, including by way of merger, consolidation, tender or exchange offer or otherwise and the representatives of the Investors or their Affiliates (individually or in the aggregate) cease to comprise a majority of the Board.

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          (h)  Closing Date: November 22, 2001, the date on which Seagate
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               Technology, Inc., Seagate Software Holdings, Inc. and Suez
               Acquisition Company Limited completed the stock purchase agreement and Seagate Technology, Inc. and VERITAS Software Corporation completed the agreement and plan of merger and reorganization.

          (i)  Code: The Internal Revenue Code of 1986, as amended, or any
               ----
               successor thereto.

          (j)  Committee: The Board, or any committee of the Board designated by
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               the Board to administer this Plan.

          (k)  Company: Seagate Technology Holdings, a limited company
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               incorporated in the Cayman Islands.

          (l)  Effective Date: The date the Board approves the Plan.
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          (m)  Employment: The term "employment" as used herein shall be deemed
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               to refer to (i) a Participant's employment if the Participant is an employee of the Company or any of its Affiliates and (ii) to a Participant's service as a nonemployee director or consultant if the Participant is a nonemployee director or consultant to the Company or its Affiliates.

          (n)  Fair Market Value: On a given date, (i) if there should be a
               -----------------
               public market for the Shares on such date, the arithmetic mean of the high and low selling prices of the Shares as reported on such date on the Composite Tape of the principal national securities exchange on which such Shares are listed or admitted to trading, or, if no Composite Tape exists for such national securities exchange on such date, then on the principal national securities exchange on which such Shares are listed or admitted to trading, or, if the Shares are not listed or admitted on a national securities exchange, the arithmetic mean of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System (or such market in which such prices are regularly quoted), or if no sale of Shares shall have been reported on such Composite Tape or such national securities exchange on such date or quoted on the National Association of Securities Dealer Automated Quotation System on such date, then the immediately preceding date on which sales of the Shares have been so reported or quoted shall be used, and (ii) if there should not be a public market for the Shares on such date, the Fair Market Value shall be the fair market value per share established by the Board in good faith.

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          (o)  Investors: Silver Lake Partners, L.P., SAC Investments, L.P. and
               ---------
               the other investors that invested in New SAC as of the Closing Date (other than pursuant to the conversion of equity-based awards in Seagate Technology, Inc. or the purchase of New SAC securities pursuant to Rollover Agreements with New SAC dated November 13, 2000).

          (p)  ISO: An Option that is also an incentive stock option granted
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               pursuant to Section 6(d) of the Plan.

          (q)  New SAC: New SAC, a limited company incorporated in the Cayman
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               Islands.

          (r)  Option: A share option granted pursuant to Section 6 of the Plan.
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          (s)  Option Price: The purchase price per Share of an Option, as
               ------------
               determined pursuant to Section 6(a) of the Plan.

          (t)  Participant: An employee, director or consultant of the Company
               -----------
               or its Affiliates who is selected by the Committee to participate in the Plan.

          (u)  Person: A "person", as such term is used for purposes of Section
               ------
               13(d) or 14(d) of the Act.

          (v)  Plan: The Seagate Technology Holdings 2001 Share Option Plan.
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          (w)  Shares: Shares of common shares of the Company.
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          (x)  Subsidiary: A subsidiary corporation, as defined in Section
               ----------
               424(f) of the Code (or any successor section thereto).

3.   Shares Subject to the Plan

          The total number of Shares which may be issued under the Plan is 100,000,000. The Shares may consist, in whole or in part, of unissued Shares or treasury Shares. The issuance of Shares or the payment of cash upon the exercise of an Option shall reduce the total number of Shares available under the Plan, as applicable. Shares which are subject to Options which terminate or lapse without consideration may be granted again under the Plan. In addition, unvested Shares repurchased by the Company, pursuant to the repurchase right under
Section 6(b) of the Plan, upon the Participant's termination of Employment shall be added back to the number of Shares available for issuance under the Plan.

4.   Administration

          The Plan shall be administered by the Committee, which may delegate its duties and powers in whole or in part to any subcommittee thereof consisting solely of at least two

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individuals who, during any period when the Company and this Plan are subject to the provisions of Section 162(m) of the Code and Section 16 of the Act, are intended to qualify as "nonemployee directors" within the meaning of Rule 16b-3 under the Act (or any successor rule thereto) and "outside directors" within the meaning of Section 162(m) of the Code (or any successor section thereto).
Options may, in the discretion of the Committee, be granted under the Plan in substitution for outstanding options previously granted by the Company or its affiliates or a company acquired by the Company or with which the Company combines. The number of Shares underlying such substitute options shall be counted against the aggregate number of Shares available for Options under the Plan. The Committee is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems necessary or desirable. Any decision of the Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to, Participants and their beneficiaries or successors). The Committee shall have the full power and authority to establish the terms and conditions of any Option consistent with the provisions of the Plan and to waive any such terms and conditions at any time (including, without limitation, accelerating or waiving any vesting conditions). The Committee shall require payment of any amount it may determine to be necessary to withhold for federal, state, local or other taxes as a result of the exercise of an Option. If the Committee specifically provides in a Participant's Award Agreement, the Participant may elect to pay a portion or all of such withholding taxes, but in no event greater than the Company's minimum statutory rate (based on both the federal and state rates) by (a) delivery in Shares or (b) having Shares withheld by the Company from any Shares that would have otherwise been received by the Participant.

5.   Limitations

          No Option may be granted under the Plan after the tenth anniversary of the Effective Date, but Options theretofore granted may extend beyond that date.

6.   Terms and Conditions of Options

          Options granted under the Plan shall be, as determined by the Committee, non-qualified or incentive stock options for federal income tax purposes, as evidenced by the related Award Agreements, and shall be subject to the foregoing and the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine:

          (a)  Option Price. The Option Price per Share shall be determined by
               ------------
               the Committee at the time of grant and shall be set forth in an Award Agreement; provided, however, that the exercise price per
                                --------  -------
               share shall not be less than eighty-five percent (85%) of the Fair Market Value per Share on the date of grant; provided,
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               further, that if the Participant is a 10%
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               Shareholder, then the Option Price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

          (b)  Exercisability. Options granted under the Plan shall be
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               exercisable at such time and upon such terms and conditions as may be determined by the Committee. The Committee shall have the discretion to grant Options which are immediately exercisable for unvested Shares, and any unvested Shares purchased under those Options shall be subject to repurchase by the Company should the Participant cease employment prior to vesting in those Shares. In the discretion of the Committee, the repurchase price shall equal either (i) the Option Price paid per Share or (ii) the lower of the Fair Market Value per Share or the Option Price paid per Share. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased Shares) shall be established by the Committee and set forth in the document evidencing such repurchase right. In no event, however, shall the Committee impose a vesting schedule that is more restrictive than twenty percent (20%) per year, with the initial vesting to occur not later than one (1) year after the date of grant; provided, further, that such limitation shall not be applicable to any Participants who are officers of the Company or an Affiliate, nonemployee directors or consultants. Notwithstanding the foregoing, in no event shall an Option be exercisable more than ten years after the date it is granted.

          (c)  Exercise of Options. Except as otherwise provided in the Plan or
               -------------------
               in an Award Agreement, an Option may be exercised for all, or from time to time any part, of the Shares for which it is then exercisable. For purposes of Section 6 of the Plan, the exercise date of an Option shall be the later of the date a notice of exercise is received by the Company and, if applicable, the date payment is received by the Company pursuant to clauses (i), (ii) or (iii) in the following sentence. The purchase price for the Shares as to which an Option is exercised shall be paid to the Company in full at the time of exercise at the election of the Participant (i) in cash or its equivalent (e.g., by check) or
               (ii) if there should be a public market for the Shares at such time, (A) in Shares having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee; provided, that such Shares have been held by the
                          --------
               Participant for no less than six months (or such other period as established from time to time by the Committee or generally accepted accounting principles), (B) partly in cash and partly in such Shares or (C) subject to such rules as may be established by the Committee, through the delivery of irrevocable instruments to a broker to sell all or a portion of such Shares and deliver promptly to the Company an amount equal to the aggregate Option Price for the Shares being

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               purchased. No Participant shall have any rights to dividends or other rights of a shareholder with respect to Shares subject to an Option until the Participant has given written notice of exercise of the Option, paid in full for such Shares and, if applicable, has satisfied any other conditions imposed by the Committee pursuant to the Plan.

          (d)  ISOs. The Committee may grant Options under the Plan that are
               ----
               intended to be ISOs. Such ISOs shall comply with the requirements of Section 422 of the Code (or any successor section thereto). No ISO may be granted to any Participant who at the time of such grant, owns more than ten percent of the total combined voting power of all classes of stock of the Company or of any Subsidiary within the meaning of Section 422(b)(6) of the Code (or any successor section thereto), unless (i) the Option Price for such ISO is at least 110% of the Fair Market Value of a Share on the date the ISO is granted and (ii) the date on which such ISO terminates is a date not later than the day preceding the fifth anniversary of the date on which the ISO is granted. Any Participant who disposes of Shares acquired upon the exercise of an ISO either (i) within two years after the date of grant of such ISO or (ii) within one year after the transfer of such Shares to the Participant, shall notify the Company of such disposition and of the amount realized upon such disposition.

          (e)  Attestation. Wherever in this Plan or any Award Agreement a
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               Participant is permitted to pay the exercise price of an Option or taxes relating to the exercise of an Option by delivering Shares, the Participant may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares, in which case the Company shall treat the Option as exercised without further payment and shall withhold such number of Shares from the Shares acquired by the exercise of the Option.

7.   Adjustments Upon Certain Events

          Notwithstanding any other provisions in the Plan to the contrary, the following provisions shall apply to all Options granted under the Plan:

          (a)  Generally. In the event of any change in the outstanding Shares
               ---------
               after the Effective Date by reason of any Share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination, or other transaction or exchange of Shares or other exchange or similar or other transaction affecting the value of the Shares including, without limitation, the repayment of Company indebtedness by an Affiliate or shareholder, or any distribution to shareholders of Shares or the shares of any Subsidiary of the Company in a spin-off or spinout transaction, the distribution of proceeds from the sale or other disposition of a Subsidiary of the

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               Company to the Company's shareholders or any transaction similar to the foregoing other than regular cash dividends, the Committee shall, without liability to any person, make such substitution or adjustment it deems to be equitable, as to (i) the number or kind of Shares or other securities or other property issued or reserved for issuance pursuant to the Plan or pursuant to outstanding Options, (ii) the Option Price and/or (iii) any other affected terms of such Options; provided the aggregate Option Price shall not be increased. In the event of the liquidation or dissolution of the Company, all Options which have not been previously exercised shall terminate.

          (b)  Change in Control. Except as otherwise provided in an Award
               -----------------
               Agreement, in the event of a Change in Control, the Committee in its sole discretion and without liability to any person may take such actions, if any, as it deems necessary or desirable with respect to any Option (including, without limitation, (i) the acceleration of the vesting of an Option, (ii) the payment of a cash amount in exchange for the cancellation of an Option equal to the product of (x) the excess, if any, of the Fair Market Value per Share at such time over the Option Price times (y) the
                                                                  -----
               number of Shares then subject to such Option (a "Cash-Out") and/or (iii) the requiring of the assumption of the outstanding Options by the successor entity or the issuance of substitute Options or other equity based awards that will substantially preserve the value, rights and benefits of any outstanding Options in effect prior to the consummation of the Change in Control as determined by the Committee; provided, however, that
                                                       --------  -------
               if the Option is not assumed, substituted, Cashed-Out or otherwise continued following the Change in Control, the Option shall become immediately vested and exercisable immediately prior to the Change in Control and shall terminate if not exercised upon or prior to the Change in Control.

8.   No Right to Employment or Awards

          The granting of an Option under the Plan shall impose no obligation on the Company or any Affiliate to continue the employment of a Participant and shall not lessen or affect the Company's or its Affiliate's right to terminate the employment of such Participant. No Participant or other Person shall have any claim to be granted any Option, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Options. The terms and conditions of Options and the Committee's determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).

9.   Successors and Assigns

          The Plan shall be binding on all successors and assigns of the Company and a Participant, including without limitation, the estate of such Participant and the executor,

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administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant's creditors.

10.  Nontransferability of Options

          Unless otherwise determined by the Committee, an Option shall not be transferable or assignable by the Participant otherwise than by will or by the laws of descent and distribution. An Option exercisable after the death of a Participant may be exercised by the legatees, personal representatives or distributees of the Participant. Notwithstanding the foregoing, the Participant may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who in the event of the death of the Participant shall thereafter be entitled to exercise the Option.

11.  Loans

          The Committee may, in its sole discretion, permit a Participant to pay the Option Price for any Shares purchased under the Plan by delivering a full-recourse promissory note payable in one or more installments and secured by the purchased Shares. The promissory note shall bear interest at the market rate on the date of exercise. In no event, however, may the maximum credit available to the Participant exceed the sum of (i) the aggregate Option Price payable for the purchased Shares (less the par value of those Shares) plus (ii) any Federal, state and local income and employment tax liability or other tax liability incurred by the Participant in connection with the Share purchase.

12.  Amendments or Termination

          The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which, (a) without the approval of the shareholders of the Company, would (except as is provided in Section 7 of the Plan), increase the total number of Shares reserved for the purposes of the Plan or change the maximum number of Shares for which Options may be granted to any Participant or (b) without the consent of a Participant, would diminish any of the rights of the Participant under any Option theretofore granted to such Participant under the Plan; provided, however, that the Committee may amend the
                            --------  -------
Plan in such manner as it deems necessary to permit the granting of Options meeting the requirements of the Code or other applicable laws.

13.  Choice of Law

          The Plan shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws.

14.  Effectiveness of the Plan

          The Plan shall be effective as of the Effective Date.

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